LESSEE ACCOUNTING	12 Months Ended
Mar. 31, 2023
LESSEE ACCOUNTING [Abstract]
LESSEE ACCOUNTING
5. LESSEE ACCOUNTING

We lease office space for periods up to six years and lease warehouse space for periods of up to 10 years, and we have some lease options that can be exercised to extend beyond those lease term limits. We recognize our right-of-use assets as part of property, equipment, and other assets. As of March 31, 2023, and 2022, we had right-of-use assets of $14.6 million and $6.9 million, respectively.

We recognize the current and long-term portions of our lease liability as part of other current liabilities and other liabilities, respectively. As of March 31, 2023, and 2022, we had current lease liabilities of $2.7 million and $3.6 million, respectively, and long-term lease liabilities of $12.0 million and $3.3 million, respectively. We recognized rent expense of $5.2 million and $5.3 million as part of selling, general, and administrative expenses during the years ended March 31, 2023, and March 31, 2022, respectively.

Supplemental information about the remaining lease terms and discount rates applied as of March 31, 2023, and March 31, 2022, are as follows:

	Year Ended March 31,
Lease term and Discount Rate	2023	2022
Weighted average remaining lease term (months)	81	29
Weighted average discount rate	4.8%	3.2%

The following table provides our future lease payments under our operating leases as of March 31, 2023 (in thousands):

Year ending March 31, 2024	$2,796
2025	3,861
2026	1,884
2027	1,640
2028 and thereafter	7,775
Total lease payments	17,956
Less: interest	(3,191)
Present value of lease liabilities	$14,765

As of March 31, 2023, we were committed to one office lease that had not yet commenced with a total commitment of $0.3 million.